UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 19, 2019
Date of Report (Date of earliest event reported)

HOPE BANCORP INC
(Exact name of registrant as specified in its charter)

Delaware	000-50245	95-4849715
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Wilshire Boulevard, Suite 1400
Los Angeles, California 90010
(Address of principal executives offices, including zip code)

(213) 639-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock	,	par value $0.001 per share	HOPE	NASDAQ Global Select Market
(Title of class)			(Trading Symbol)	(Name of exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On September 19, 2019, Hope Bancorp, Inc. (the “Company”) appointed Joon K. Kim to the Board of Directors of the Company and its wholly owned subsidiary, Bank of Hope, effective October 1, 2019, to serve until the 2020 annual meeting or until his respective successor is duly elected and qualified.

Mr. Kim, age 60, is a Certified Public Accountant and National Partner in Charge of KPMG LLP’s (“KPMG”) Korean practice since 2005. Having joined the firm in 1983, he was promoted to a Partner in 1999 and has led financial statement audits, operational reviews, credit risk management reviews, performance improvement, regulatory and internal control advisements across a broad spectrum of industries, including banking, electronics, automotive, trading and distribution. Kim has also performed strategic consulting projects for international corporations with an emphasis on preparing for disruptive technologies and a rapidly changing global environment. He is scheduled to retire from KPMG on September 30, 2019 in accordance with firm’s mandatory retirement policy.

Mr. Kim will serve as a member of the Board Risk Committee, Directors Loan Committee and IT Committee. This appointment increases the membership of the Board of Directors from 14 to 15.

Item 7.01. Regulation FD Disclosure

A copy of the September 24, 2019 news release announcing the appointment of Mr. Kim is furnished hereto as Exhibit 99.1.

The information included in this report pursuant to Item 5.02 and Item 7.01 of Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	News release, dated September 24, 2019, announcing the appointment of Joon K. Kim to its Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOPE BANCORP, INC.

Date: September 24, 2019	By:	/s/ Kevin S. Kim
Kevin S. Kim
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	News release, dated September 24, 2019, announcing the appointment of Joon K. Kim to its Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)